臺灣桃園地方法院所屬民間公證人蔡佳燕事務所
地址：桃園縣桃園市守法路65號　電話：+886-3-3347979　傳真：+886-3-3323605

公證書 正 本

案號：100年度桃院民公佳字第1128號

一、請求人、代理人或連帶保證人：

出租人：兆貿資產管理股份有限公司　統一編號：89717718
地址：桃園縣蘆竹鄉瓦窯村六福路95號
法定代理人：白焜賢　男　民國55年01月22日生　身分證字號：L121433750
地址：新北市林口區忠孝路563之4號

承租人：美商飢餓鯊科技開創股份有限公司台灣分公司　統一編號：27945797
地址：桃園縣蘆竹鄉長榮路165號
經理人：阮文森(VU DINH NGUYEN)　男　民國53年03月21日生
美國籍　居留證統一證號：HC03725433　地址：同上

二、證人、見證人、通譯或已為同意或允許之第三人：
無。

三、請求公證之法律行為或私權事實：
租賃契約

四、公證實際體驗情形：
（一）請求人表示對於後附契約內容均已同意，並願切實履行，請求准予公證。
（二）公證人核對請求人提出之身分證件無誤，詢其陳述及所提之契約均屬相符，並由請求人到場簽字。
（三）公證人對請求人闡明租賃標的範圍及雙方權利義務，請求人稱瞭解。
（四）僅公證後附契約中文部份。

五、公證之本旨及依據法條：
公證人據當事人陳述所協議之事項，作成本公證書及如後附之契約，經其承認並簽名或蓋章。爰依公證法第貳條第壹項、第壹拾參條第壹項第壹款、第參款等相關規定予以公證。

六、約定逕受強制執行其意旨：
承租人應依約給付租金，或違約時給付違約金，或於租期屆滿時，交還租賃之房屋，如不履行，均應逕受強制執行。出租人應依約交還押租金，如不履行，亦應逕受強制執行。

本公證書於中華民國壹佰年壹拾月陸日在臺灣桃園地方法院所屬民間公證人蔡佳燕事務所作成。

上證書經下列在場人承認無誤簽名或蓋章於後

出租人：兆賀資產管理股份有限公司

法定代理人：白焜賢

承租人：美商飢餓黨科技開創股份有限公司台灣分公司

經理人：阮文森 (VU DINH NGUYEN)

臺灣桃園地方法院所屬民間公證人

公證書正本於民國 100 年 10 月 06 日在本事務所依照原本作成，交付與白焜賢 阮文森收執。

公證人：

房屋租賃契約

LEASE CONTRACT

立契約書人：

出租人 兆賀資產管理股份有限公司 （以下簡稱為甲方）

承租人 美商飢餓鯊科技開創（股） （以下簡稱為乙方）

立契約日：100 年 10.06 月 日

This Lease Contract (hereinafter "the Contract") is made on the 6 day of 10, 2011 by and between 兆賀資產管理股份有限公司 ("the Lessor") and OCZ Technology Group, Inc Taiwan Branch ("the Lessee").

茲因房屋租賃事件，雙方合意訂立本契約，約款如下：

WHEREAS, the Lessee intends to lease from the Lessor the "Premise" (as defined in Article 1) and both parties hereby agree on the terms and conditions as following:

第一條：租賃標的物所在地、使用範圍及使用目的

房屋座落：桃園縣中壢市高下路一號

使用範圍：上述房屋全部(含所有權狀所示及所有增建部分)

總坪數：3,000 坪

使用目的：工業

Article 1. Premise; Use of the Premise

The leasing premise (hereinafter "the Premise") is located at No.1, Gaoxia Rd., Zhongli City, Taoyuan County, Taiwan (R.O.C.).

The use of the Premise includes the total area of the Premise whether

registered with government authority or not (totaling to 3,000 pings, 1 ping equals 36 square feet).

The Premise shall be used for industry purposes.

第二條：租賃期間

自民國 100 年 11 月 15 日起至民國 105 年 11 月 14 日止，計五年。

Article 2. Lease Term

The Lease Term shall be a total of 5 years commencing on November 15, 2011and expiring on November 14, 2016.

第三條：租金及押租保證金

租金每月新台幣（以下同）1,290,000 元整（未含稅）。乙方應於每月十五日前以匯款或即期票據給付甲方。甲方應於每月收到租金後七日內開立廠房租賃發票予乙方。

甲方同意乙方無須給付第一個月(民國 100 年 11 月 15 日至民國 100 年 12 月 14 日)之租金。

乙方應於簽訂本契約時，給付甲方相當於二個月租金之押租金，計新台幣 2,580,000 元整。

甲方應於租賃關係消滅，乙方依約回復原狀並返還租賃標的物時，無息返還押租保證金予乙方。甲方無正當理由不得無故扣留保證金之一部或全部。

Article 3. Rental and Security Deposit

Both parties agree to a total monthly rental of NT$1,290,000 (VAT exclusive) (hereinafter "the Rental"). The Rental shall be on monthly basis and shall be paid on the fifteenth of each month by remittance or check.

The rent-free period shall be one month from November 15 2011 to

December 14, 2011.

When enter into the Contract, the Lessee shall pay the Lessor a Security Deposit in an amount equivalent to two months' Rental, which totals NT$2,580,000.

Upon the expiry or termination of the Contract, provided that Lessee vacates and returns the Premise to the Lessor in accordance with the Contract, the Lessor shall return the Security Deposit to the Lessee without interest. This deposit shall not be withheld without due course, neither in part nor in whole.

第四條：稅捐及其他費用

租賃標的物之房屋稅及地價稅由甲方負擔，乙方營業上所必須繳納之稅捐由乙方負擔。

電費、水費及其他因乙方使用標的物產生之應繳付費用，應由乙方負擔。

Article 4. Tax and Other Expenses

The housing tax and land tax of the Premise shall be borne by the Lessor. Income Tax and all other taxation attributable to the business activities conducted in the Premise shall be borne by the Lessee.

Electricity charge, water charge and all other payable expenses related to the using of the Premise shall be born by the Lessee.

第五條：轉讓

未經甲方事前書面同意，乙方不得將本契約或租賃標的物之全部或部分轉讓、轉借、轉租予第三人。但乙方之關係企業，不在此限。

Article 5. Assign

Without Lessor's prior written content, the Lessee shall not assign, transfer, or sublease except Lessee's affiliates in whole or in part the Premise or any

right or obligations contained in the Contract.

第六條：修繕及改裝

未經甲方事前書面同意，乙方不得修繕或改裝租賃標的物。但乙方確有使用上之必要者，甲方不得無故拒絕同意。

甲方同意於租賃標的物一樓至四樓部分設置輕鋼架天花板，並將租賃標的物之電力設備更新為1.5KKW。除前述者外，其餘裝修佈置及維修費用，均由乙方自行負擔。而所有裝修及設備均須符合相關法令規定，並以不破壞建築結構、安全性及整體觀瞻為原則。

Article 6. Repair and Improvement

Without Lessor's prior written content, the Lessee shall not do any Fit-out work at the Premise. However, the Lessor shall not refuse to give its consent if such work is deeded to be necessary to the Lessee.

The Premise shall be equipped with light steel frame ceiling from first floor to fourth floor and shall have 1.5KKW Power Equipment. Except above-mentioned, the expenses of Fit-out and maintenance shall be borne by the Lessee solely. The Lessee shall comply with all applicable laws and shall not damage the original structure, safety and overall appearance of the Premise.

第七條：使用租賃標的物之限制

乙方不得使用租賃標的物經營其他違法之行為，亦不可存放危險物品，或為其他影響公共安全之行為。如有違反，造成甲方之損害，乙方應負損害賠償之責。

Article 7. Restrictions on the Use of Premise

Lessee shall not conduct any illegal business at the Premise and shall not

stock any hazardous articles or engage in any conduct endangering the public security. The Lessee shall be responsible for the loss of Lessor for such violation.

第八條：違約之效果

乙方如因公司遇有申請破產，財產遭法院扣押、查封或有其他情形致無法履行本契約時，甲方得立即終止本契約。

乙方違反或不履行本契約所約定任一條款，經甲方以書面催告通知後二個月內仍未改善者，即視同違約，甲方得終止本契約。

Article 8. Breach of Contract

Where the Lessee is unable to perform its obligations in the Contract including but not limited to bankruptcy proceedings, being seized by court order or encountered financial crisis, the Lessor may terminate this Contract without any prior written notice.

Where the Lessee violates any provision herein or fails to perform any obligation hereunder, and the Lessee fails to rectify it within two months after receiving the Lessor's written notice, the Lessee shall be deemed to breach the Contract and the Lessor may terminated the Contract.

第九條：租賃標的物之返還

租賃關係消滅時，乙方應於甲方通知之合理期限內付清一切款項，並將租賃標的物遷空返還予甲方。乙方未依規定返還租賃標的物時，甲方得向以方請求自租賃關係消滅日起至返還租賃標的物日止，以日租金二倍計算之違約金。

乙方返還租賃標的物時，若有遺留於租賃標的物內之物品，視為乙方拋棄其所有權，

甲方得任意處理，因此所生之一切費用，概由乙方負擔。

Article 9. Return of Premise

Upon expiration or early termination of the Contract, the Lessee shall within the reasonable time limit as notified by the Lessor, make all payments, vacate and return the Premise to the Lessor. If the Lessee fails to return the Premise, the Lessor may request two times the daily rate of the Rental for the period from the expiry or termination date of the Contract till the date the Lessee returns the Premise as penalty.

When the Lessee returns the Premise, it is deemed that the Lessee has foregone the ownership of the assets in the Premise and the Lessor may dispose them without the Lessee's consent. The Lessee shall bear all relevant costs.

第十條：特別約定事項(一)

租賃期間屆滿時，除租金外，乙方得要求依本合約之條件續約，每次三年。惟須於每次租期屆滿前三個月以書面通知甲方。

續約時，租金增加之比率，應以續約當時，中壢工業區同品質廠房普遍合理的租金金額為依據，續約租金增加之比率以不超過10%為限。

Article 10. Special Provisions(1)

The Lessee has the right to renew this Contract for a further term of Three years. The Lessee shall give a written notice to the Lessor of its intention to renew not less than three months prior to the expiration of the Lease Term. Except for the rental, both parties agree to renew the lease under the same terms and conditions.

The new rental rate shall be based on the reasonable terms prevailing in the

Taoyuan County Chungli industrial district leasing market of this quality of factory buildings at the time of lease renewal , the increase of renewal rental shall not be more than 10%.

第十一條：特別約定事項(二)

租賃期間內，乙方得以書面提出增建需求。就增建相關事項，雙方應另行簽訂書面契約。增建完成後，就租賃標的物及其增建部分，雙方同意另簽訂租賃契約取代本契約，租賃期間至少七年，租金以當時中壢工業區同品質廠房普遍合理的租金金額為依據。

Article 11. Special Provisions(2)

During lease term, the Lessee has the right to request the Lessor to enlarge the Premise. Regarding enlargement of the Premise, both parties shall enter into agreement. After finish the enlargement, both parties agree to enter into a new lease agreement to replace this Contract. The lease term of new lease agreement shall be more than seven years and the new rental shall be based on the reasonable terms prevailing in the Taoyuan County Chungli industrial district leasing market of this quality of factory buildings at the time.

第十二條：準據法與管轄法院

如因本契約所生紛爭，以中華民國法律為準據法，雙方並同意以台灣桃園地方法院為第一審管轄法院。

Article 12. Governing Law and Jurisdiction

Any dispute arising from the Contract shall be governed by the laws of the Republic of China. Both parties agree to submit to the jurisdiction of the Taiwan Taoyuan District Court as the court of first instance.

第十三條：未盡事宜

本契約未盡事宜，悉依民法及相關法令規定辦理。

Article 13. Others

Where there are matters no provided for in the Contract, the Civil Code and other relevant laws and regulations shall apply.

第十四條：通知

甲乙雙方之通知，均應以書面按本契約所載之地址通知他方，若有地址變更，未先行書面通知他方時亦同。如該通知遭拒收或退還，則以該函件到達日期視為已依本契約受通知，而生送達效力。

Article 14. Notice

Notices shall be sent to the other party's address specified in the Contract, which shall be the same if change of address of either party without prior written notice to the other party. In the event that the notice is rejected or returned, it shall be deemed received pursuant to the Contract on the date of arrival.

第十五條：提前終止

租期屆滿前一方擬提前終止本租約時，應得對方同意，除應於提前終止日前一個月以書面通知對方外，並應賠償對方相當於二個月之租金金額。

Article 15. Early Termination

With the prior written consent of the other party, one party may terminate the Contract before the expiry of the Term, provided that giving the written notice to the other party at least thirty (30) days before the date on which

such termination takes effect and paying an amount equivalent to two month Rental to compensate the loss and damage arising from such termination of the other party.

第十六條：公證逕受強制執行之事項

雙方同意本租約進行公證，公證費用由雙方平均分攤。

租賃關係消滅時，乙方如未依約給付租金、費用、賠償金、違約金及返還租賃標的物時，乙方應逕受強制執行。

Article 16. Notarization

Both parties agree to notarize the Contract, and the notarization fee shall be borne by both parties evenly.

Upon expiration or termination of the Contract, if the Lessee fails to comply with the Contract to pay the rental, expenses, indemnity or penalty, and to return the Premise, it shall be subject to a compulsory execution.

第十七條：契約之簽訂

本契約作成中英文版壹式肆份，由當事人及公證單位各執壹份。倘中英文有歧異時，應以中文契約為準。

Article 17. Execution of the Contract

The Contract is executed in two counterparts in both Chinese and English versions, with each Party holding one counterpart. In the event of a discrepancy between the two versions, the Chinese version shall prevail.

約定逕受強制執行事項
以公證書所載為主

立契約書人：

出租人 THE LESSOR： 兆賀資產管理股份有限公司

法定代理人 REPRESENTATIVE： 白樹賢

統一編號 UNIFIED INVOICE NUMBER： 89717718

地址 ADREESS： 桃縣蘆竹鄉六福路95号

承租人 THE LESSEE： 美商凱鐽科技開創(股)

法定代理人 REPRESENTATIVE：

美商凱鐽科技開創股份有限公司台灣分公司

文森

統一編號 UNIFIED INVOICE NUMBER： 27945797

地址 ADREESS： 桃園縣蘆竹鄉長榮路165號

台灣桃園地方法院所屬　民間公證人蔡佳燕事務所　彌封專用箋